UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 15, 2015

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
Winnebago Industries, ("the Company") held its annual meeting of shareholders (the “Annual Meeting”) on December 15, 2015. At the Annual Meeting, the Company's shareholders were asked to vote on three proposals: (1) the election of three Class I directors and one Class III director, (2)  the advisory approval of executive compensation, and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountant for the fiscal year ending August 27, 2016. The results of the shareholder vote are set forth below.
Item 1 - Election of Directors.
Company shareholders elected the following nominees: Christopher J. Braun, David W. Miles and Martha T. Rodamaker, as Class I directors to hold office until the annual meeting of shareholders to be held following the Company's 2018 fiscal year or until their respective successor is duly elected and qualified; and William C. Fisher as a Class III director to hold office until the annual meeting of shareholders to be held following the Company's 2017 fiscal year or until his successor is duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. Braun	20,150,250	143,280	3,757,826
David W. Miles	20,198,991	94,539	3,757,826
Martha T. Rodamaker	20,127,098	166,432	3,757,826
William C. Fisher	20,166,239	127,291	3,757,826
Item 2 - Advisory Approval Vote on Executive Compensation (the “Say on Pay” Vote).
Company shareholders approved, on an advisory basis, the compensation of certain executives as disclosed in the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,262,128	953,749	77,653	3,757,826

Item 3 - Ratification of the Appointment of Independent Registered Public Accountants for the Fiscal Year Ending August 27, 2016..
Company shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending August 27, 2016., as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,957,139	58,053	36,164	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.
(Registrant)

Date:	December 16, 2015	By:	/s/ Larry A. Erickson
		Name:	Larry A. Erickson
		Title:	Chairman of the Board and Chief Executive Officer